Exhibit 32.2

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Martin Noe Costas, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge the Quarterly Report on Form 10-Q of BOXABL Inc. for the quarterly period ended March 31, 2024, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of BOXABL Inc. for the periods presented therein.

Date: May 15, 2024	By:	/s/ Martin Noe Costas
	Name:	Paolo Martin Noe Costas
	Title:	Chief Financial Officer
BOXABL Inc.